EXHIBIT 99.10

Press Release
www.shire.com

Director/PDMR Shareholding

October 2, 2018 - Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by person discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Bill Mordan
2.	Reason for the notification
a)	Position / status	General Counsel and Company Secretary - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 12, 2016. In accordance with:
(i) performance conditions measured over the period January 1, 2015, to December 31, 2017, 38% of the PSUs vested; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	8,536
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	October 1, 2018
f)	Place of the transaction	N/A
5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068

b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$178.65845	3,334
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	October 1, 2018
f)	Place of the transaction	NASDAQ
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 12, 2016. In accordance with:
(i) performance conditions measured over the period January 1, 2015, to December 31, 2017, 38% of the PSUs vested; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	2,134
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	October 1, 2018
f)	Place of the transaction	N/A
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$178.65845	960
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	October 1, 2018
f)	Place of the transaction	NASDAQ

Sarah Rixon
Senior Company Secretarial Assistant

For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 4129
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

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